Security Information
Security Purchased
CUSIP
3623E0209
Issuer
GT Solar International Inc.
Underwriters
 Credit Suisse, UBS, BoA,
DBSI, Piper Jaffray,
Thomas Weisel Partners
Years of continuous operation,
including predecessors
> 3 years
Ticker
SOLR
Is the affiliate a manager
 or co-manager of offering?
Joint Lead Manager
Name of underwriter or
 dealer from which purchased
Credit Suisse
Firm commitment underwriting?
Yes
Trade date/Date of Offering
7/23/2008
Total dollar amount of
offering sold to QIBs
 $499,950,000
Total dollar amount of any
concurrent public offering
 $-
Total
 $499,950,000
Public offering price
 $16.50
Price paid if other than
public offering price
 N/A
Underwriting spread or
commission
 $0.99
Rating
N/A
Current yield
N/A
Fund Specific Information
Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Mid Cap Growth Fund
DWS
73,700
 $1,216,050
0.24%
DWS Mid Cap Growth VIP
DWS
4,300
 $70,950
0.01%
DWS Small Cap Growth Fund
DWS
24,200
 $399,300
0.08%
DWS Small Cap Growth VIP
DWS
14,100
 $232,650
0.05%
Total
 116,300
 $1,918,950
0.38%
^The Security and Fund
Performance  is calculated
 based on information
 provided by State Street
Bank. *If a Fund executed
 multiple sales of a
security, the final sale
date is listed. If a Fund
still held the security as
 of the quarter-end, the
quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
02580HAC0
Issuer
AMERICAN EXPRESS
Underwriters
Banc of America Securities,
Citigroup, Deutsche Bank
Securities Inc, HSBC
Securities, JP Morgan,
RBS Greenwich Capital
Years of continuous operation,
 including predecessors
> 3 years
Security
AXP 3.15% 12/09/11
Is the affiliate a manager
or co-manager of offering?
Co-Manager
Name of underwriter or dealer
 from which purchased
Citigroup
Firm commitment underwriting?
Yes
Trade date/Date of Offering
12/8/2008
Total amount of offering sold
 to QIBs
3,500,000,000
Total amount of any
concurrent
 public offering
0
Total
3,500,000,000
Public offering price
99.921
Price paid if other than
 public offering price
 N/A
Underwriting spread or
 commission
0.30%
Rating
Aaa/AAAe
Current yield
3.15%
Benchmark vs Spread (basis
 points)
96bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
1,000,000.00
 $999,210
0.03%
DWS Short Duration Plus
 Fund
DWS
9,000,000.00
 $ 8,992,890
0.26%
Total

10,000,000
 $9,992,100
0.29%
^The Security and Fund
Performance is calculated
 based on information
provided by State Street
 Bank.
*If a Fund executed
multiple sales of a
security, the final sale
 date is listed. If a Fund
 still held the security as
 of the quarter-end, the
quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
032511BD8
Issuer
ANADARKO PETROLEUM CORPORATION
Underwriters
Credit Suisse, JP Morgan,
 UBS Securities, Banc of
America Securities LLC,
Citigroup, Deutsche Bank
Securities, Morgan
Stanley, RBS Greenwich
Capital, Wells Fargo,
Barclays Capital, DnB
 Nor Bank ASA, Goldman
 Sachs, Scotia Capital,
Societe Generale
Years of continuous
 operation, including
predecessors
> 3 years
Security
APC 7.625% 03/15/14
Is the affiliate a
manager or co-manager
 of offering?
Co-Manager
Name of underwriter or
 dealer from which purchased
JP Morgan
Firm commitment underwriting?
Yes
Trade date/Date of Offering
3/2/2009
Total amount of offering
sold to QIBs
500,000,000
Total amount of any
concurrent public offering
0
Total
500,000,000
Public offering price
99.700
Price paid if other than
public offering price
 N/A
Underwriting spread or
commission
0.60%
Rating
Baa3/BBB-
Current yield
7.65%
Benchmark vs Spread
(basis points)
587bp
310bp
890bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
500,000.00
 $498,500
0.10%
DWS Short Duration Plus
Fund
DWS
4,500,000.00
 $4,486,500
0.90%
DWS Strategic Income
Fund
DWS
1,640,000.00
 $1,635,080
0.33%
DWS Strategic Income
 VIP
DWS
360,000.00
 $358,920
0.07%
Total
7,000,000
 $6,979,000
1.40%
^The Security and Fund
Performance is calculated
 based on information
 provided by State Street
 Bank.
*If a Fund executed
multiple sales of a
security, the final sale
 date is listed. If a Fund
 still held the security
as of the quarter-end, the
quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
06050BAA9
Issuer
BANK OF AMERICA
Underwriters
Banc of America Securities,
Citigroup, Deutsche
Bank Securities, Goldman
Sachs, HSBC Securities,
JP Morgan, Merrill Lynch,
 Wells Fargo, Bank of
New York Mellon Corp,
Barclays Capital, Keefe
Bruyette & Woods, RBS
Greenwich Capital,
SunTrust Robinson
Humphrey, UBS Securities
LLC
Years of continuous
 operation, including
predecessors
> 3 years
Security
BAC 3.125% 06/15/12
Is the affiliate a
 manager or co-manager
 of offering?
Co-Manager
Name of underwriter or
 dealer from which
 purchased Banc of
 America Securities
Firm commitment
underwriting?
Yes
Trade date/Date of
Offering
12/1/2008
Total amount of
offering sold to
 QIBs
8,250,000,000
Total amount of any
 concurrent public offering
0
Total
8,250,000,000
Public offering price
99.949
Price paid if other than
public offering price
 N/A
Underwriting spread or
commission
0.30%
Rating
Aaa/AAA
Current yield
3.13%
Benchmark vs Spread
(basis points)
201bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Plus
Fund
DWS
15,000,000.00
 $14,992,350
0.18%
Total
15,000,000
 $   14,992,350
0.18%
^The Security and Fund
 Performance is calculated
 based on information
provided by State Street
 Bank.
*If a Fund executed multiple
 sales of a security, the
final sale date is listed.
 If a Fund still held the
security as of the quarter-
end, the quarter-end date is
 listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
097023AV7
Issuer
BOEING CORPORATION
Underwriters
Banc of America Securities
 LLC, JP Morgan, UBS
Securities, ANZ Securities,
Banca IMI, Barclays Capital,
 BBVA Securities, BNP Paribas,
 BNY Mellon Investor Services,
 Calyon Securities, Citigroup,
 Comerica Securities, Credit
 Suisse, Daiwa Securities,
Deutsche Bank Securities,
Goldman Sachs, Greenwich
Capital Markets, ING
Financial Markets, Keybanc
Capital Markets
Years of continuous operation,
 including predecessors
> 3 years
Security
BA 5% 03/15/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
 from which purchased
UBS
Firm commitment underwriting?
Yes
Trade date/Date of Offering
3/10/2009
Total amount of offering sold
to QIBs
700,000,000
Total amount of any concurrent
public offering
0
Total
700,000,000
Public offering price
99.558
Price paid if other than public
 offering price
 N/A
Underwriting spread or commission
0.35%
Rating
A2/A+
Current yield
5.02%
Benchmark vs Spread (basis
points)
310bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
260,000.00
 $258,851
0.04%
DWS Short Duration Plus
Fund
DWS
2,335,000.00
 $2,324,679
0.33%
Total
2,595,000
 $2,583,530
0.37%
^The Security and Fund
Performance is calculated
 based on information
 provided by State Street
 Bank.
*If a Fund executed multiple
 sales of a security, the
final sale date is listed.
 If a Fund still held the
security as of the quarter-
end, the quarter-end date is
 listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
17313UAA7
Issuer
CITIGROUP INCORPORATED
Underwriters
Citigroup, Banc of America
Securities, Goldman Sachs,
Greenwich Capital, JP Morgan,
Morgan Stanley, Barclays
Capital, Blaylock Robert Van,
BNP Paribas, Cabrera Capital
Markets, Castle Oak Securities,
 Credit Suisse, Deutsche Bank
 Securities Inc, Loop Capital
 Markets, Muriel Siebert & Co,
RBC Capital Markets, TD
Securities USA, UBS Securities
LLC
Years of continuous operation,
 including predecessors
> 3 years
Security
C 2.875% 12/09/11
Is the affiliate a manager or
 co-manager of offering?
Co-Manager
Name of underwriter or dealer
 from which purchased
Citigroup
Firm commitment underwriting?
Yes
Trade date/Date of Offering
12/2/2008
Total amount of offering sold
 to QIBs
3,750,000,000
Total amount of any concurrent
 public offering
0
Total
3,750,000,000
Public offering price
99.752
Price paid if other than
 public offering price
 N/A
Underwriting spread or
commission
0.25%
Rating
Aaae/AAA
Current yield
2.88%
Benchmark vs Spread (basis
 points)
188bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Plus
 Fund
DWS
5,000,000.00
 $ 4,987,600
0.13%
Total
5,000,000
 $4,987,600
0.13%
^The Security and Fund
 Performance is calculated
 based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
 sale date is listed. If a
 Fund still held the security
 as of the quarter-end, the
quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AT6
Issuer
EXPORT-IMPORT BANK OF KOREA
Underwriters
Citigroup, Deutsche Bank
Securities, HSBC Securities,
Merrill Lynch, RBS Greenwich
 Capital
Years of continuous operation,
 including predecessors
> 3 years
Security
D 8.125% 01/21/14
Is the affiliate a manager or
 co-manager of offering?
Co-Manager
Name of underwriter or dealer
 from which purchased
HSBC
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/12/2009
Total amount of offering sold
to QIBs
2,000,000,000
Total amount of any concurrent
public offering
0
Total
2,000,000,000
Public offering price
99.624
Price paid if other than public
 offering price
 N/A
Underwriting spread or commission
0.50%
Rating
A2/A
Current yield
8.16%
Benchmark vs Spread (basis points)
677bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
630,000
 $627,631
0.03%
DWS Short Duration Plus Fund
DWS
5,685,000.00
 $ 5,663,624
0.28%
DWS Strategic Income VIP
DWS
380,000.00
 $ 378,571
0.02%
DWS Strategic Income Fund
DWS
1,515,000.00
 $1,509,304
0.08%
Total
8,210,000
 $8,179,130
0.41%
^The Security and Fund
Performance is calculated based
on information provided by
State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-end
 date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
30216BBQ4
Issuer
EXPORT DEVELOPMENT CANADA
Underwriters
Citibank, HSBC Securities,
 Morgan Stanley, TD Securities,
BNP Paribas, Calyon, CIBC, Credit
Suisse, Deutsche Bank Canada, JP
Morgan, Mitzuho International,
 RBC Capital Markets, Scotia
 Capital, UBS Securities
Years of continuous operation,
 including predecessors
> 3 years
Security
EDC 2.375% 03/19/12
Is the affiliate a manager or
 co-manager of offering?
Co-Manager
Name of underwriter or dealer
 from which purchased
HSBC
Firm commitment underwriting?
Yes
Trade date/Date of Offering
3/11/2009
Total amount of offering sold
to QIBs
1,500,000,000
Total amount of any concurrent
public offering
0
Total
1,500,000,000
Public offering price
99.773
Price paid if other than
 public offering price
 N/A
Underwriting spread or commission
0.10%
Rating
Aaae/AAAe
Current yield
2.38%
Benchmark vs Spread (basis
 points)
99bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
800,000.00
 $798,184
0.05%
DWS Short Duration Plus Fund
DWS
7,200,000.00
 $7,183,656
0.48%
Total
8,000,000
 $7,981,840
0.53%
^The Security and Fund
Performance is calculated
based on information
 provided by State Street Bank.
*If a Fund executed multiple
 sales of a security, the final
 sale date is listed. If a Fund
 still held the security as of
 the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XRX88
Issuer
Federal Home Loan Bank
Underwriters
 DBSI, RBS Greenwich Capital,
UBS, BoA, Barclays Capital, BNP
 Paribas Securities, Credit Suisse,
 FIN Financial, Goldman Sachs,
 JP Morgan, Lehman Brothers,
Merrill Lynch,  Morgan Stanley
Years of continuous operation,
including predecessors
> 3 years
Security
FHLB 4% 09/06/13
Is the affiliate a manager or
 co-manager of offering?
Joint Lead Manager
Name of underwriter or dealer
 from which purchased
JP Morgan Chase
Firm commitment underwriting?
Yes
Trade date/Date of Offering
7/31/2008
Total amount of offering sold
 to QIBs
3,000,000,000
Total amount of any concurrent
 public offering
0
Total
3,000,000,000
Public offering price
99.64
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
1.00%
Rating
Aaa/AAA
Current yield
4.01%
Benchmark vs Spread (basis
points)
82 bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Plus Fund
DWS
13,500,000
 $13,451,805
0.45%
Total
13,500,000
 $13,451,805
0.45%
^The Security and Fund
Performance is calculated
 based on information
provided by State Street
 Bank.
*If a Fund executed multiple
 sales of a security, the
 final sale date is listed.
If a Fund still held the
security as of the quarter-
end, the quarter-end date is
listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XSAE8
Issuer
Federal Home Loan Bank
Underwriters
 DBSI, Goldman Sachs,
UBS
Years of continuous
operation, including
predecessors
> 3 years
Security
FHLB 3.625% 10/13
Is the affiliate a manager or
 co-manager of offering?
Joint Lead Manager
Name of underwriter or dealer
 from which purchased
UBS Warburg
Firm commitment underwriting?
Yes
Trade date/Date of Offering
9/11/2008
Total amount of offering sold
 to QIBs
4,000,000,000
Total amount of any concurrent
public offering
0
Total
4,000,000,000
Public offering price
99.71
Price paid if other than
 public offering price
 N/A
Underwriting spread or commission
0.10%
Rating
Aaa/AAA
Current yield
3.64%
Benchmark vs Spread (basis
 points)
81bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Plus Fund
DWS
8,500,000
 $8,475,520
0.21%
Total
8,500,000
 $8,475,520
0.21%
^The Security and Fund Performance
 is calculated based on
information provided by State
 Street Bank.
If a Fund executed multiple
sales of a security, the final sale
 date is listed. If a Fund still
 held the security as of the quarter
-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XSVR6
Issuer
FEDERAL HOME LOAN BANK
Underwriters
Deutsche Bank Securities, RBS
 Greenwich Capital, UBS
Securities, Banc of America
Securities LLC, Barclays
Capital, BNP Paribas, Citigroup,
 Credit Suisse, FTN Financial,
 Goldman Sachs, JP Morgan,
Morgan Stanley
Years of continuous operation,
 including predecessors
> 3 years
Security
FHLB 1.625% 01/15/09
Is the affiliate a manager
or co-manager of offering?
Co-Manager
Name of underwriter or
dealer from which purchased
UBS
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/15/2009
Total amount of offering sold
to QIBs
3,500,000,000
Total amount of any concurrent
 public offering
0
Total
3,500,000,000
Public offering price
99.880
Price paid if other than
 public offering price
 N/A
Underwriting spread or commission
0.50%
Rating
Aaa/AAAe
Current yield
1.63%
Benchmark vs Spread (basis
 points)
94bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
1,500,000.00
 $1,498,200
0.04%
DWS Short Duration Plus
 Fund
DWS
15,000,000.00
 $14,982,000
0.43%
Total
16,500,000
 $16,480,200
0.47%
^The Security and Fund
performance is calculated
 based on information
provided by State Street
 Bank.
*If a Fund executed multiple
sales of a security, the final
 sale date is listed. If a
Fund still held the security
 as of the quarter-end, the
 quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XT4D5
Issuer
FEDERAL HOME LOAN BANK
Underwriters
Banc of America Securities
 LLC, Credit Suisse, JP
Morgan, Barclays Capital,
BNP Paribas, Citigroup,
Deutsche Bank Securities,
 FTN Financial, Goldman
Sachs, HSBC Securities, Morgan
Stanley, RBS Greenwich Capital,
 UBS
Years of continuous operation,
 including predecessors
> 3 years
Security
FHLB 1.625 % 03/16/11
Is the affiliate a manager or
 co-manager of offering?
Co-Manager
Name of underwriter or dealer
 from which purchased
Bank of America
Firm commitment underwriting?
Yes
Trade date/Date of Offering
2/11/2009
Total amount of offering sold
 to QIBs
3,000,000,000
Total amount of any concurrent
public offering
0
Total
3,000,000,000
Public offering price
99.938
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.05%
Rating
Aaa/AAAe
Current yield
1.63%
Benchmark vs Spread (basis
 points)
78bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
1,000,000.00
 $999,380
0.03%
DWS Short Duration Plus Fund
DWS
9,000,000.00
 $8,994,420
0.30%
Total
10,000,000
 $9,993,800
0.33%
^The Security and Fund
Performance is calculated
 based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
 sale date is listed. If a
Fund still held the security
 as of the quarter-end, the
quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
31398ATL6
Issuer
Fannie Mae
Underwriters
 DBSI, Lehman Brothers,
 Merrill Lynch, Barclays
Capital, Citigroup, Goldman
 Sachs, JP Morgan,
Years of continuous operation,
 including predecessors
> 3 years
Security
FNMA 3.625% 08/11
Is the affiliate a manager
or co-manager of offering?
Joint Lead Manager
Name of underwriter or
 dealer from which purchased
HSBC/Barclays
Firm commitment underwriting?
Yes
Trade date/Date of Offering
8/13/2008
Total amount of offering sold
 to QIBs
3,500,000,000
Total amount of any concurrent
 public offering
0
Total
3,500,000,000
Public offering price
99.95
Price paid if other than
 public offering price
 N/A
Underwriting spread or commission
0.08%
Rating
Aaa/AAAe
Current yield
3.63%
Benchmark vs Spread (basis
points)
122.5bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Plus
Fund
DWS
45,000,000
 $44,978,400
1.29%
Total
45,000,000
 $44,978,400
1.29%
^The Security and Fund
Performance is calculated
 based on information
provided by State Street
 Bank.
*If a Fund executed multiple
sales of a security, the final
 sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-end
 date is listed.


Security Information
Security Purchased
CUSIP
31398ATZ5
Issuer
Fannie Mae
Underwriters
 DBSI, Barclays Capital,
Citigroup, Goldman Sachs,
 JP Morgan, UBS
Years of continuous operation,
 including predecessors
> 3 years
Security
FNMA 2.875% 10/10
Is the affiliate a manager
 or co-manager of offering?
Co-Manager
Name of underwriter or
dealer from which purchased
Citigroup
Firm commitment underwriting?
Yes
Trade date/Date of Offering
9/10/2008
Total amount of offering sold
 to QIBs
7,000,000,000
Total amount of any concurrent
public offering
0
Total
7,000,000,000
Public offering price
99.96
Price paid if other than
public offering price
 N/A
Underwriting spread or commission
0.06%
Rating
Aaa/AAAe
Current yield
2.876%
Benchmark vs Spread (basis
 points)
70bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Plus Fund
DWS
13,000,000
 $12,994,670
0.19%
Total
13,000,000
 $12,994,670
0.19%
^The Security and Fund
Performance is calculated
 based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
 sale date is listed. If a
Fund still held the security
as of the quarter-end, the
quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AUU4
Issuer
FANNIE MAE
Underwriters
Barclays Capital, JP Morgan,
 UBS Securities, Banc of
America Securities LLC,
Deutsche Bank Securities,
Goldman Sachs, Citigroup
Years of continuous operation,
 including predecessors
> 3 years
Security
FNMA 2% 01/09/12
Is the affiliate a manager
 or co-manager of offering?
Co-Manager
Name of underwriter or
 dealer from which purchased
JP Morgan
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/7/2009
Total amount of offering sold
 to QIBs
6,000,000,000
Total amount of any concurrent
 public offering
0
Total
6,000,000,000
Public offering price
99.983
Price paid if other than
public offering price
 N/A
Underwriting spread or
commission
0.08%
Rating
Aaa/AAA
Current yield
2.00%
Benchmark vs Spread (basis
 points)
83bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
1,000,000
 $999,830
DWS Short Duration Plus
 Fund
DWS
9,000,000
 $8,998,470
Total
10,000,000
 $9,998,300
0.00%
^The Security and Fund
Performance is calculated
 based on information
 provided by State Street Bank.
*If a Fund executed multiple
 sales of a security, the
 final sale date is listed.
 If a Fund still held the
security as of the quarter
-end, the quarter-end date
is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AVQ2
Issuer
FANNIE MAE
Underwriters
Barclays Capital, JP Morgan,
 UBS Securities, Banc of
America Securities LLC,
 Deutsche Bank Securities,
 Goldman Sachs, Williams
Capital Group
Years of continuous
 operation, including
 predecessors
> 3 years
Security
FNMA 1.75% 03/23/11
Is the affiliate a manager
or co-manager of offering?
Co-Manager
Name of underwriter or
 dealer from which purchased
JP Morgan
Firm commitment underwriting?
Yes
Trade date/Date of Offering
2/26/2009
Total amount of offering sold
to QIBs
15,000,000,000
Total amount of any concurrent
public offering
0
Total
15,000,000,000
Public offering price
99.897
Price paid if other than
 public offering price
 N/A
Underwriting spread or commission
0.06%
Rating
Aaa/AAA
Current yield
1.75%
Benchmark vs Spread (basis
 points)
68bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS
DWS GNMA Fund
DWS
20,000,000
 $19,979,400
0.13%
DWS Government & Agency
Securities VIP
DWS
2,000,000
 $1,997,940
0.01%
DWS Short Duration Fund
DWS
3,200,000
 $3,196,704
0.02%
DWS Short Duration Plus Fund
DWS
28,800,000
 $28,770,336
0.19%
DWS Strategic Government
Securities Fund
DWS
20,000,000
 $19,979,400
0.13%
Total
74,000,000
 $73,923,780
0.48%
^The Security and Fund
Performance is calculated
based on information
 provided by State Street
 Bank.
*If a Fund executed
 multiple sales of a
security, the final sale
date is listed. If a Fund
still held the security as
of the quarter-end, the
quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
38146FAA9
Issuer
GOLDMAN SACHS
Underwriters
Goldman Sachs, Citigroup,
 Morgan Stanley, Bank of
New York, Barclays Capital,
 BB&T Corp, Blaylock &
Partners, BNP Paribas, Daiwa
Securities, Deutsche Bank
 Securities Inc, FTN
Financial, Keefe Bruyette
 & Woods, Morgan Keegan &
Co, Stifel Nicolaus & Co,
UniCredit SpA, Williams
Capital Group LP
Years of continuous
 operation, including
predecessors
> 3 years
Security
GS 3.25% 06/15/12
Is the affiliate a manager
 or co-manager of offering?
Co-Manager
Name of underwriter or
dealer from which purchased
Citigroup
Firm commitment underwriting?
Yes
Trade date/Date of Offering
11/25/2008
Total amount of offering sold
 to QIBs
5,500,000,000
Total amount of any concurrent
 public offering
0
Total
5,500,000,000
Public offering price
99.612
Price paid if other than
 public offering price
 N/A
Underwriting spread or
commission
0.30%
Rating
Aaa/AAA
Current yield
3.26%
Benchmark vs Spread (basis
 points)
200bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Balanced VIP
DWS
750,000.00
 $747,090
0.01%
DWS Balanced Fund
DWS
2,250,000.00
 $2,241,270
0.04%
DWS Short Duration
 Plus Fund
DWS
15,000,000.00
 $14,941,800
0.27%
Total
 18,000,000
 $ 17,930,160
0.33%
^The Security and Fund
Performance is calculated
 based on information
provided by State Street Bank.
*If a Fund executed multiple
 sales of a security, the
 final sale date is listed.
 If a Fund still held the
security as of the quarter-
end, the quarter-end date is
 listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AU7
Issuer
HEWLETT-PACKARD COMPANY
Underwriters
Bank of America Securities
 LLC, Credit Suisse, Deutsche
 Bank Securities, Morgan
Stanley, RBS Greenwich
Capital, Barclays Capital,
 BNP Paribas, HSBC Securities,
 Mitsubishi UFJ Securities, Wells
Fargo Securities
Years of continuous operation,
including predecessors
> 3 years
Security
HPQ 4.25% 02/24/12
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
 from which purchased
Bank of America
Firm commitment underwriting?
Yes
Trade date/Date of Offering
2/23/2009
Total amount of offering sold
 to QIBs
1,000,000,000
Total amount of any concurrent
public offering
0
Total
1,000,000,000
Public offering price
99.956
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.20%
Rating
A2/A
Current yield
4.25%
Benchmark vs Spread (basis
points)
295bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
1,000,000.00
 $999,560
0.10%
DWS Short Duration Plus Fund
DWS
9,000,000.00
 $8,996,040
0.90%
Total
10,000,000
 $9,995,600
1.00%
^The Security and Fund
Performance is calculated
 based on information
 provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
45687AAE2
Issuer
INGERSOLL RAND GLOBAL HOLDING
COMPANY
Underwriters
Credit Suisse, Goldman Sachs,
 JP Morgan, Banc of America
Securities LLC, BNP Paribas,
Citigroup, Deutsche Bank
Securities, Greenwich Capital
Markets, HSBC Securities,
Mitsubishi UFJ Securities,
Mizuho Securities, Royal
Bank of Scotland
Years of continuous operation,
including predecessors
> 3 years
Security
IR 9.5% 04/15/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Credit Suisse
Firm commitment underwriting?
Yes
Trade date/Date of Offering
3/31/2009
Total amount of offering sold
to QIBs
655,000,000
Total amount of any concurrent
public offering
0
Total
655,000,000
Public offering price
99.992
Price paid if other than
public offering price
 N/A
Underwriting spread or commission
0.60%
Rating
Baa1/BBB+
Current yield
9.50%
Benchmark vs Spread (basis
points)
783bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
190,000
 $189,985
0.03%
DWS Short Duration Plus Fund
DWS
1,930,000
 $1,929,846
0.29%
DWS Strategic Income fund
DWS
1,040,000
 $1,039,917
0.16%
DWS Strategic Income VIP
DWS
230,000
 $229,982
0.04%
Total
3,390,000
 $3,389,729
0.52%
^The Security and Fund
Performance is calculated
based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
500630BQ0
Issuer
KOREA DEVELOPMENT BANK
Underwriters
BNP Paribas, Deutsche Bank
Securities, HSBC Securities,
Merrill Lynch, Royal Bank
of Scotland
Years of continuous operation,
including predecessors
> 3 years
Security
KDB 8 01/23/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Merrill Lynch
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/16/2009
Total amount of offering sold
to QIBs
2,000,000,000
Total amount of any concurrent
public offering
0
Total
2,000,000,000
Public offering price
99.145
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.50%
Rating
A2/A
Current yield
8.07%
Benchmark vs Spread (basis
points)
675bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
855,000
 $847,690
0.04%
DWS Short Duration Plus Fund
DWS
7,715,000.00
 $7,649,037
0.39%
DWS Strategic Income VIP
DWS
515,000.00
 $510,597
0.03%
DWS Strategic Income Fund
DWS
2,055,000.00
 $2,037,430
0.10%
Total
11,140,000
 $11,044,753
0.56%
^The Security and Fund
Performance is calculated
based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
500769DA9
Issuer
KFW BANK
Underwriters
Citigroup, HSBC Securities,
JP Morgan, Barclays Capital,
Credit Suisse, Deutsche Bank
Securities, Goldman Sachs,
Merrill Lynch, Morgan Stanley,
Nomura, Royal Bank of Canada,
UBS Securities
LLC
Years of continuous operation,
including predecessors
> 3 years
Security
KFW 2% 01/17/12
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
HSBC
Firm commitment underwriting?
Yes
Trade date/Date of Offering
1/7/2009
Total amount of offering sold
to QIBs
5,000,000,000
Total amount of any concurrent
public offering
0
Total
5,000,000,000
Public offering price
99.878
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.10%
Rating
Aaa/AAA
Current yield
2.00%
Benchmark vs Spread (basis
points)
96bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
1,370,000.00
 $1,368,329
0.03%
DWS Short Duration Plus Fund
DWS
12,580,000.00
 $12,564,652
0.25%
Total
13,950,000
 $13,932,981
0.28%
^The Security and Fund
Performance is calculated
based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
532457BD9
Issuer
ELI LILLY & COMPANY
Underwriters
Banc of America Securities
LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, UBS
Securities
Years of continuous operation,
including predecessors
> 3 years
Security
LLY 3.55% 03/06/12
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Credit Suisse
Firm commitment underwriting?
Yes
Trade date/Date of Offering
3/3/2009
Total amount of offering sold
to QIBs
1,000,000,000
Total amount of any concurrent
public offering
0
Total
1,000,000,000
Public offering price
99.898
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.25%
Rating
A1/AA
Current yield
3.55%
Benchmark vs Spread (basis
points)
230bp
Fund Specific Information
board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
530,000.00
 $529,459
0.05%
DWS Short Duration Plus Fund
DWS
4,750,000.00
 $4,745,155
0.48%
Total
5,280,000
 $5,274,614
0.53%
^The Security and Fund
Performance is calculated based
on information provided by State
Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-end
date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AG1
Issuer
MARATHON OIL CORPORATION
Underwriters
Banc of America Securities LLC,
Citigroup, Deutsche Bank
Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica
Securities, Credit Suisse,
Daiwa Securities, DnB Nor
Markets, Fifth Third Securities,
Greenwich Capital Markets,
Mitsubishi UFJ Securities,
Mizuho Securities, Muriel Siebert
& Company, Natcity Investments,
Scotia Capital, SG Americas
Securities, US Bancorp
Years of continuous operation,
including predecessors
> 3 years
Security
MRO 6.5% 02/15/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Morgan Stanley
Firm commitment underwriting?
Yes
Trade date/Date of Offering
2/11/2009
Total amount of offering sold
to QIBs
700,000,000
Total amount of any concurrent
public offering
0
Total
700,000,000
Public offering price
99.585
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.60%
Rating
Baa1/BBB+
Current yield
6.53%
Benchmark vs Spread (basis
points)
487bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Balance Fund
DWS
1,000,000
 $995,850
0.14%
DWS Balanced VIP
DWS
250,000
 $248,963
0.04%
DWS Bond VIP
DWS
750,000
 $746,888
0.11%
DWS Core Plus Income
Fund
DWS
2,000,000
 $1,991,700
0.29%
DWS Short Duration Fund
DWS
340,000.00
 $338,589
0.05%
DWS Short Duration Plus
Fund
DWS
3,080,000.00
 $3,067,218
0.44%
Total
7,420,000
 $7,389,207
1.06%
^The Security and Fund
Performance is calculated
based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
585055AP1
Issuer
MEDTRONIC INCORPORATED
Underwriters
Deutsche Bank Securities, JP
Morgan
Years of continuous operation,
including predecessors
> 3 years
Security
MDT 4.5% 03/15/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
JP Morgan
Firm commitment underwriting?
Yes
Trade date/Date of Offering
3/9/2009
Total amount of offering sold
to QIBs
550,000,000
Total amount of any concurrent
public offering
0
Total
550,000,000
Public offering price
100.000
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.35%
Rating
A1/AA-
Current yield
4.50%
Benchmark vs Spread (basis
points)
262bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
445,000.00
 $445,000
0.08%
DWS Short Duration Plus
Fund
DWS
4,020,000.00
 $4,020,000
0.73%
Total
4,465,000
 $4,465,000
0.81%
The Security and Fund
Performance is calculated
based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
61757UAB6
Issuer
MORGAN STANLEY
Underwriters
Morgan Stanley, Bank of
Tokyo Mitsubishi Limited,
Citigroup, Goldman Sachs, Wells
Fargo, Bank of New York Mellon
Corp, BB&T Capital Markets,
Blaylock & Co, Castle Oak
Securities, Deutsche Bank
Securities, HSBC Securities,
Suntrust Capital Markets, UBS
Securities
Years of continuous operation,
including predecessors
> 3 years
Security
MS 3.25% 12/01/11
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Morgan Stanley
Firm commitment underwriting?
Yes
Trade date/Date of Offering
11/25/2008
Total amount of offering sold
to QIBs
2,500,000,000
Total amount of any concurrent
public offering
0
Total
2,500,000,000
Public offering price
99.966
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.30%
Rating
Aaa/AAA
Current yield
3.25%
Benchmark vs Spread (basis
points)
186bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Plus Fund
DWS
10,000,000.00
 $9,996,600
0.40%
Total
10,000,000
 $9,996,600
0.40%
^The Security and Fund
Performance is calculated
based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
742718DL0
Issuer
PROCTER & GAMBLE CO
Underwriters
Citigroup, Goldman Sachs,
Morgan Stanley, Deutsche Bank
Securities, Greenwich Capital
Markets, HSBC Securities, JP
Morgan, Merrill Lynch, Banc of
America Securities, Barclays
Capital, Credit Suisse, Williams
Capital Group
Years of continuous operation,
including predecessors
> 3 years
Security
PG 4.6% 01/15/14
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Goldman Sachs
Firm commitment underwriting?
Yes
Trade date/Date of Offering
12/15/2008
Total amount of offering sold
to QIBs
2,000,000,000
Total amount of any concurrent
public offering
0
Total
2,000,000,000
Public offering price
99.978
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.35%
Rating
Aa3/AA-
Current yield
4.60%
Benchmark vs Spread (basis
points)
310bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
600,000.00
 $599,868
0.03%
DWS Short Duration Plus Fund
DWS
4,735,000.00
 $4,733,958
0.24%
Total
5,335,000
 $5,333,826
0.27%
^The Security and Fund
Performance is calculated
based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AN2
Issuer
ROCHE HOLDINGS INCORPORATED
Underwriters
Banc of America Securities LLC,
Banco Santander, Barclays Capital,
BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities,
JP Morgan, Mitsubishi UFJ
Securities, Morgan Stanley, UBS
Securities, Unibanco Securities
Years of continuous operation,
including predecessors
> 3 years
Security
ROSW 4.5% 03/01/12
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
JP Morgan
Firm commitment underwriting?
Yes
Trade date/Date of Offering
2/18/2009
Total amount of offering sold
to QIBs
2,500,000,000
Total amount of any concurrent
public offering
0
Total
2,500,000,000
Public offering price
99.470
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.75%
Rating
Aa1/AA-
Current yield
4.52%
Benchmark vs Spread (basis
points)
335bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
390,000
 $387,933
0.02%
DWS High Income Plus Fund
DWS
80,000
 $79,576
0.00%
DWS High Income Trust
DWS
50,000
 $49,735
0.00%
DWS High Income VIP
DWS
50,000
 $49,735
0.00%
DWS Multi Market Income
Trust
DWS
3,500,000
 $3,481,450
0.14%
DWS Strategic Income Trust
DWS
930,000
 $925,071
0.04%
DWS Short Duration Fund
DWS
965,000.00
 $959,886
0.04%
DWS Short Duration Plus
Fund
DWS
8,675,000.00
 $8,629,023
0.35%
Total
14,640,000
 $14,562,408
0.59%
^The Security and Fund
Performance is calculated
based on information
provided by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AX0
Issuer
ROCHE HOLDINGS INCORPORATED
Underwriters
Banc of America Securities LLC,
Banco Santander, Barclays Capital,
BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities,
JP Morgan, Mitsubishi UFJ
Securities, Morgan Stanley, UBS
Securities, Unibanco Securities
Years of continuous operation,
including predecessors
> 3 years
Security
ROSW Float 02/25/11
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer
from which purchased
Bank of America
Firm commitment underwriting?
Yes
Trade date/Date of Offering
2/18/2009
Total amount of offering sold
to QIBs
1,250,000,000
Total amount of any concurrent
public offering
0
Total
1,250,000,000
Public offering price
100.000
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.20%
Rating
Aa1/AA-
Current yield
3.25%
Benchmark vs Spread (basis
points)
199bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS Short Duration Fund
DWS
200,000
 $200,000
0.02%
DWS Short Duration Plus Fund
DWS
1,800,000.00
 $1,800,000
0.14%
Total
2,000,000
 $2,000,000
0.16%
^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
927804FG4
Issuer
VIRGINIA ELECTRIC & POWER
COMPANY
Underwriters
Citigroup, Goldman Sachs, RBS
Greenwich Capital, Bank of New
York Mellon Corp, The Deutsche
Bank Securities Inc, KBC Group
NV, Scotia Capital Inc, UBS
Securities LLC, Williams Capital
Group LP
Years of continuous operation,
including predecessors
> 3 years
Security
D 8.875% 11/15/38
Is the affiliate a manager or
co-manager of offering?
Co-Manager
Name of underwriter or dealer from
which purchased
Goldman, Sachs
Firm commitment underwriting?
Yes
Trade date/Date of Offering
11/3/2008
Total amount of offering sold to
QIBs
700,000,000
Total amount of any concurrent
public offering
0
Total
700,000,000
Public offering price
99.995
Price paid if other than public
offering price
 N/A
Underwriting spread or commission
0.88%
Rating
Baa1/A-
Current yield
8.88%
Benchmark vs Spread (basis
points)
602bp
Fund Specific Information
Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS High Income Fund
DWS
305,000.00
 $304,985
0.04%
DWS High Income Plus Fund
DWS
60,000.00
 $59,997
0.01%
DWS High Income VIP
DWS
40,000.00
 $39,998
0.01%
DWS Lifecycle Long Range Fund
DWS
10,000.00
 $10,000
0.00%
DWS Multi Market Income Trust
DWS
25,000.00
 $24,999
0.00%
DWS Short Duration Plus Fund
DWS
20,000.00
 $19,999
0.00%
DWS Strategic Income Fund
DWS
20,000.00
 $19,999
0.00%
DWS Strategic Income Trust
DWS
10,000.00
 $10,000
0.00%
DWS Strategic Income VIP
DWS
10,000.00
 $10,000
0.00%
Total
500,000
 $499,975
0.07%
^The Security and Fund
Performance is calculated
based on information provided
by State Street Bank.
*If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
the quarter-end, the quarter-
end date is listed.